VAN KAMPEN FOCUS PORTFOLIOS, SERIES 405

             Morgan Stanley Technology IndexSM Portfolio, Series 30

              SUPPLEMENT TO THE PROSPECTUS DATED SEPTEMBER 24, 2003

         Notwithstanding anything to the contrary in the prospectus, the first year deferred sales charge for Morgan Stanley Technology Indexsm Portfolio, Series 30 accrues daily from April 10, 2004 through September 9, 2004.

Supplement Dated:  December 23, 2003